Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Third Quarter Fiscal 2019 Financial Results

NEWARK, CA – June 27, 2019 – SMART Global Holdings, Inc. (“SMART”) (NASDAQ: SGH), parent company of SMART Modular Technologies, Inc., today reported financial results for the third quarter of fiscal 2019 ended May 31, 2019.

Financial Highlights Q3FY19:

•	Net sales of $235.7 million
•	GAAP EPS of $0.08
•	Non-GAAP EPS of $0.34
•	GAAP gross margin of 18.3%
•	Non-GAAP gross margin of 18.5%
•	Cash and equivalents of $126 million
•	Cash flow from operations up 19% sequentially to $46 million
•	Specialty Products revenue YTD up 12% to $354 million

“Despite significant declines in memory pricing that caused our revenue to be weaker than expected during our third fiscal quarter, we were able to achieve non-GAAP earnings which was within the range of our guidance,” commented Ajay Shah, Chairman and Chief Executive Officer.  “Importantly, during the quarter we maintained our gross margins and generated $46 million in cash flow from operations, ending the quarter with $126 million in cash on the balance sheet thus positioning us well to execute on our growth strategies.”

“As we look forward to our fourth fiscal quarter ending in August, we are forecasting significantly better revenue and earnings performance even though the memory pricing environment remains weak. This is due to improvements in Specialty Memory unit volumes and strength in Specialty Compute. ” concluded Mr. Shah.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q3 FY19	Q2 FY19	Q3 FY18	Q3 FY19	Q2 FY19	Q3 FY18
Net sales	$235.7	$304.1	$335.5	$235.7	$304.1	$335.5
Gross profit	$43.0	$57.1	$78.1	$43.7	$57.8	$78.5
Operating income	$7.4	$22.5	$48.7	$13.2	$27.7	$53.8
Net income	$1.9	$12.8	$31.9	$7.9	$18.0	$43.0
Diluted earnings per share (EPS)	$0.08	$0.55	$1.37	$0.34	$0.77	$1.84

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the fourth quarter of fiscal 2019 ending August 30, 2019. These statements are forward-looking, and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$270 to $280 million
Gross Margin - GAAP / Non-GAAP	19% to 21%
Diluted EPS - GAAP	$0.33 to $0.43

Share-based compensation per share	$0.18
Intangible amortization per share	$0.04

Diluted EPS - Non-GAAP	$0.55 to $0.65

Expected diluted share count	23.5 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific time, 4:30 p.m. Eastern time. Dial-in US toll free +1-866-487-6452 using access code 3277125.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056; Passcode: 3277125.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; changes in seasonal impacts on our results; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of local content requirements in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, non-GAAP net income per diluted share, and non-GAAP diluted EPS. We define Adjusted EBITDA as GAAP net income plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related expenses and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, acquisition-related expenses, and other infrequent or unusual items, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, similarly titled measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings

The SMART family of companies are global leaders in specialty memory, storage and hybrid solutions serving the electronics industry with standard and custom products for over 25 years. SMART delivers components, modules and solutions to a broad customer base, including OEMs in computing, networking, communications, storage, mobile and industrial markets. With the addition of Penguin Computing and the creation of a new business unit, SMART Specialty Compute & Storage Solutions (SCSS), SMART has expanded its serviceable markets into areas requiring specialized computing platforms in artificial intelligence and machine learning, advanced modeling and high performance computing. Customers rely on SMART as a strategic supplier with custom designs, product quality, technical support, a global footprint, and the ability to provide locally manufactured products in multiple geographies. See www.smartgh.com, www.smartm.com, www.smarth.com, or www.smartsscs.com for more information.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 31, 2019	March 1, 2019	May 25, 2018	May 31, 2019	May 25, 2018
Net sales:
Brazil	$100,982	$147,111	$232,742	$447,372	$599,225
Specialty Memory	98,755	115,608	102,735	354,312	315,626
Specialty Compute and Storage Solutions	35,920	41,344	—	131,915	—
Total net sales	235,657	304,063	335,477	933,599	914,851
Cost of sales (1)(2)	192,622	246,932	257,423	748,364	705,944
Gross profit	43,035	57,131	78,054	185,235	208,907
Operating expenses:
Research and development (1) (2)	11,330	11,238	9,763	34,384	28,165
Selling, general and administrative (1) (2)	24,306	23,442	19,597	73,202	55,502
Total operating expenses	35,636	34,680	29,360	107,586	83,667
Income from operations	7,399	22,451	48,694	77,649	125,240
Other income (expense):
Interest expense, net	(5,001)	(5,273)	(4,098)	(16,149)	(12,927)
Other income (expense):	97	252	(7,145)	(2,980)	(7,312)
Total other expense	(4,904)	(5,021)	(11,243)	(19,129)	(20,239)
Income before income taxes	2,495	17,430	37,451	58,520	105,001
Provision for income taxes	550	4,644	5,505	12,813	15,256
Net income	$1,945	$12,786	$31,946	$45,707	$89,745

Earnings per share:
Basic	$0.08	$0.56	$1.44	$2.00	$4.09
Diluted	$0.08	$0.55	$1.37	$1.96	$3.90
Shares used in computing per-share calculation:
Basic	23,005	22,872	22,206	22,824	21,932
Diluted	23,330	23,359	23,306	23,374	23,020

(1) Includes share-based compensation expense as follows:
Cost of sales	$651	$607	$414	$1,803	$859
Research and development	673	660	325	1,967	$887
Selling, general and administrative	3,109	2,881	2,558	8,866	$4,853
Total stock-based compensation expense	$4,433	$4,148	$3,297	$12,636	$6,599

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$16	$98	$—	$130	$—
Research and development	—	—	245	—	735
Selling, general and administrative	961	961	976	2,883	2,992
Total amortization expense	$977	$1,059	$1,221	$3,013	$3,727

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 31, 2019	March 1, 2019	May 25, 2018	May 31, 2019	May 25, 2018
Reconciliation of gross profit:
GAAP gross profit	$43,035	$57,131	$78,054	$185,235	$208,907
GAAP gross margin	18.3%	18.8%	23.3%	19.8%	22.8%
Add: Share-based compensation included in cost of sales	651	607	414	1,803	859
Add: Amortization of intangible assets	16	98	—	130	—
Non-GAAP gross profit	$43,702	$57,836	$78,468	$187,168	$209,766
Non-GAAP gross margin	18.5%	19.0%	23.4%	20.0%	22.9%

Reconciliation of operating expenses:
GAAP operating expenses	$35,636	$34,680	$29,360	$107,586	$83,667
Less: Share-based compensation expense included in opex
Research and development	673	660	325	1,967	887
Selling, general and administrative	3,109	2,881	2,558	8,866	4,853
Total	3,782	3,541	2,883	10,833	5,740
Less: Amortization of intangible assets included in opex
Research and development	—	—	245	—	735
Selling, general and administrative	961	961	976	2,883	2,992
Total	961	961	1,221	2,883	3,727
Less: S-1 related costs	—	—	—	—	813
Less: Legal fees - term loan (payment holiday)	—	—	—	126	—
Less: Acquisition-related costs	—	—	591	1,423	591
Less: Diligence expenses	431	—	—	431	—
Non-GAAP operating expenses	$30,462	$30,178	$24,665	$91,890	$72,796

Reconciliation of income from operations:
GAAP income from operations	$7,399	$22,451	$48,694	$77,649	$125,240
GAAP operating margin	3.1%	7.4%	14.5%	8.3%	13.7%
Add: Share-based compensation expense	4,433	4,148	3,297	12,636	6,599
Add: Amortization of intangible assets	977	1,059	1,221	3,013	3,727
Add: S-1 related costs	—	—	—	—	813
Add: Legal fees - term loan (payment holiday)	—	—	—	126	—
Add: Acquisition-related costs	—	—	591	1,423	591
Add: Diligence expenses	431	—	—	431	—
Non-GAAP income from operations	$13,240	$27,658	$53,803	$95,278	$136,970
Non-GAAP operating margin	5.6%	9.1%	16.0%	10.2%	15.0%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results (continued)

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	May 31, 2019	March 1, 2019	May 25, 2018	May 31, 2019	May 25, 2018
Reconciliation of income before income taxes:
GAAP income before income taxes	$2,495	$17,430	$37,451	$58,520	$105,001
Add: Share-based compensation expense	4,433	4,148	3,297	12,636	6,599
Add: Amortization of intangible assets	977	1,059	1,221	3,013	3,727
Add: S-1 related costs	—	—	—	—	813
Add: Legal fees - term loan (payment holiday)	—	—	—	126	—
Add: Acquisition-related costs	—	—	591	1,423	591
Add: Diligence expenses	431	—	—	431	—
Add: Foreign currency (gains)/losses	144	(47)	6,932	3,481	7,259
Non-GAAP income before income taxes	$8,480	$22,590	$49,492	$79,630	$123,990

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$550	$4,644	$5,505	$12,813	$15,256
GAAP effective tax rate	22.0%	26.6%	14.7%	21.9%	14.5%
Tax effect of adjustments to GAAP results	(14)	5	(1,025)	(347)	(1,744)
Non-GAAP provision for income taxes	$564	$4,639	$6,530	$13,160	$17,000
Non-GAAP effective tax rate	6.7%	20.5%	13.2%	16.5%	13.7%

Reconciliation of net income and earnings per share (diluted):
GAAP net income	$1,945	$12,786	$31,946	$45,707	$89,745
Adjustments to GAAP net income:
Share-based compensation	4,433	4,148	3,297	12,636	6,599
Amortization of intangible assets	977	1,059	1,221	3,013	3,727
S-1 related costs	—	—	—	—	813
Legal fees - term loan (payment holiday)	—	—	—	126	—
Acquisition-related costs	—	—	591	1,423	591
Diligence expenses	431	—	—	431	—
Foreign currency (gains)/losses	144	(47)	6,932	3,481	7,259
Tax effect of items excluded from non-GAAP results	(14)	5	(1,025)	(347)	(1,744)
Non-GAAP net income	$7,916	$17,951	$42,962	$66,470	$106,990

Shares used in computing earnings per share (diluted)	23,330	23,359	23,306	23,374	23,020
Non-GAAP earnings per share (diluted)	$0.34	$0.77	$1.84	$2.84	$4.65

GAAP earnings per share (diluted)	$0.08	$0.55	$1.37	$1.96	$3.90

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(In thousands)

	Three Months Ended			Nine Months Ended
	May 31, 2019	March 1, 2019	May 25, 2018	May 31, 2019	May 25, 2018
GAAP net income	$1,945	$12,786	$31,946	$45,707	$89,745
Share-based compensation expense	4,433	4,148	3,297	12,636	6,599
Amortization of intangible assets	977	1,059	1,221	3,013	3,727
Interest expense, net	5,001	5,273	4,098	16,149	12,927
Provision for income tax	550	4,644	5,505	12,813	15,256
Depreciation	5,841	5,868	4,806	17,140	14,928
S-1 related costs	—	—	—	—	813
Legal fees - term loan (payment holiday)	—	—	—	126	—
Acquisition-related costs	—	—	591	1,423	591
Diligence expenses	431	—	—	431	—
Adjusted EBITDA	$19,178	$33,778	$51,464	$109,438	$144,586

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	May 31,	August 31,
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$126,099	$31,375
Accounts receivable, net	230,177	237,212
Inventories	132,816	221,419
Prepaid expenses and other current assets	31,052	32,043
Total current assets	520,144	522,049
Property and equipment, net	67,135	56,615
Other noncurrent assets	14,603	22,449
Intangible assets, net	23,326	26,255
Goodwill	44,805	45,394
Total assets	$670,013	$672,762
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$177,519	$223,186
Accrued liabilities	36,059	45,190
Current portion of long-term debt	19,087	27,409
Total current liabilities	232,665	295,785
Long-term debt	188,428	184,190
Other long-term liabilities	6,840	5,659
Total liabilities	427,933	485,634
Shareholders’ equity:
Ordinary shares	696	678
Additional paid-in capital	268,652	250,191
Accumulated other comprehensive loss	(186,263)	(175,995)
Retained earnings	158,995	112,254
Total shareholders’ equity	242,080	187,128
Total liabilities and shareholders’ equity	$670,013	$672,762

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Nine Months Ended
	May 31, 2019	March 1, 2019	May 25, 2018	May 31, 2019	May 25, 2018
Cash flows from operating activities:
Net income	$1,945	$12,786	$31,946	$45,707	$89,745
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,817	6,927	6,028	20,152	18,656
Share-based compensation	4,433	4,148	3,297	12,636	6,599
Provision for doubtful accounts receivable and sales returns	46	34	(80)	(24)	(13)
Deferred income tax benefit	677	(650)	(422)	430	(1,376)
(Gain) loss on disposal of property and equipment	22	(4)	(14)	21	230
Write off of long-term asset	—	—	250	—	250
Amortization of debt discounts and issuance costs	706	694	714	2,085	2,165
Changes in operating assets and liabilities:
Accounts receivable	91,430	5,669	(45,799)	7,658	(86,706)
Inventories	35,111	17,084	(6,384)	82,771	(27,940)
Prepaid expenses and other assets	(2,455)	7,424	(5,186)	1,787	(3,495)
Accounts payable	(76,442)	(17,017)	46,532	(44,885)	83,879
Accrued expenses and other liabilities	(15,980)	1,959	(2,545)	(7,622)	(4,703)
Net cash provided by operating activities	46,310	39,054	28,337	120,716	77,291
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(10,496)	(6,232)	(7,794)	(30,112)	(18,251)
Proceeds from sale of property and equipment	18	32	35	71	101
Acquisition of business, net of cash acquired	—	(148)	—	(148)	—
Net cash used in investing activities	(10,478)	(6,348)	(7,759)	(30,189)	(18,150)
Cash flows from financing activities:
Long-term debt payment	(1,704)	(1,712)	(6,093)	(5,073)	(18,402)
Fees paid for revolving line of credit refinancing	—	—	—	—	(768)
Payment of costs related to initial public offering	—	—	—	—	(1,591)
Proceeds from borrowings under revolving line of credit	67,500	64,000	69,000	235,500	277,500
Repayments of borrowings under revolving line of credit	(67,500)	(64,000)	(69,000)	(235,500)	(277,500)
Proceeds from issuance of ordinary shares from share option exercise	297	1,071	1,993	3,770	6,170
Proceeds from issuance of ordinary shares from ESPP	1,335	—	—	2,303	—
Withholding tax on restricted stock units	(11)	(219)	—	(230)	—
Net cash provided by (used in) financing activities	(83)	(860)	(4,100)	770	(14,591)
Effect of exchange rate changes on cash, cash equivalents and restricted cash *	(4,824)	374	(4,435)	(2,432)	(3,198)
Net increase in cash, cash equivalents and restricted cash *	30,925	32,220	12,043	88,865	41,352
Cash, cash equivalents and restricted cash at beginning of period *	95,174	62,954	58,772	37,234	29,463
Cash, cash equivalents and restricted cash at end of period *	$126,099	$95,174	$70,815	$126,099	$70,815

*	Cash balance was adjusted to include restricted cash upon adoption of ASU 2016-18 in fiscal 2019.

# # #

Investor Contacts:

Karl Motey

Vice President

Strategic Marketing and Communications

(510) 624-8213

Karl.motey@smartm.com

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com